UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  
Check the appropriate box:

	Preliminary Proxy Statement		Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
	Definitive Additional Materials
	Soliciting Material Pursuant to Rule 14a-12
(Name of Registrant as Specified in its Charter)

_______________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

            No fee required.

           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

           Fee paid previously with preliminary materials.


Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

633 Seventeenth Street, Suite 1645
Denver, Colorado 80202
(303) 296-3076
_______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on September 23, 2010
_______________________
Dear Stockholder,

We are pleased to invite you to attend the Annual Meeting of Stockholders of Earthstone Energy, Inc. (“Earthstone”), which will be held at 2:00 p.m. MST on Thursday, September 23, 2010, at the Denver Marriott City Center in the Nat Hill Meeting Room on 1701 California Street, Denver, CO, and any postponements or adjournments thereof (the “Annual Meeting”).  The primary business of the Annual Meeting will be:

1.	To elect Ray Singleton to the Board of Directors of Earthstone Energy, Inc. to serve a term of three year as a Class I director.

2.	To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm for the current fiscal year; and

3.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.  Only stockholders of record at the close of business on July 28, 2010, the record date fixed by the Board, are entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof.

This Notice, the accompanying proxy statement and our 2010 Annual Report are available at the following website; https://materials.proxyvote.com/27032D. Additionally, and in accordance with the U.S. Securities and Exchange Commission rules, you may access these materials at the above website in accordance with a notice of the availability of proxy materials. All shareholders who wish to receive a paper copy of the proxy materials by mail with instructions for voting shares must request such materials by calling 1-800-798-6112 extension 112.  There is no charge to you for requesting a copy.  Please make your request for a copy on or before September 3, 2010 to facilitate timely delivery.

Your vote is important. All shareholders are cordially invited to attend the meeting.  Whether or not you plan to attend the annual meeting, we hope that you will vote as soon as possible. You may vote by proxy over the Internet or by telephone, or, if you receive paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card or the provided voting instructions.

Sincerely, /s/ Ray Singleton Ray Singleton Secretary
July 29, 2010
Denver, Colorado

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 23, 2010.

This notice, the accompanying Proxy Statement and our Annual Report to Stockholders for the fiscal year ended March 31, 2010, are available at the website; https://materials.proxyvote.com/27032D.

633 Seventeenth Street, Suite 1645
Denver, Colorado 80202
(303) 296-3076

_______________________

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

September 23, 2010
_______________________

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This Proxy Statement is being furnished by the Board of Directors of Earthstone Energy, Inc. (“Earthstone”) to holders of shares of Earthstone’s common stock, par value $0.001 per share (the “Common Stock”), in connection with the solicitation by the Board of Directors (the “Board”) of proxies to be voted at the Annual Meeting of Stockholders of Earthstone to be held at 2:00 p.m. MST on Thursday, September 23, 2010, the Denver Marriott City Center in the Nat Hill Meeting Room on 1701 California Street, Denver, CO, and any postponements or adjournments thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are now furnishing proxy materials to our stockholders on the Internet.  A notice of internet availability as well as information for voting related to the Annual Meeting will be mailed to existing shareholders as of the record date, while this Proxy Statement and our Annual Report will be made available to stockholders on our website on July 29, 2010.

As of July 28, 2010, the record date, members of Earthstone’s management and directors are the record and beneficial owners of a total of 4,806,256 shares (approximately 28%) of Earthstone’s outstanding Common Stock.  It is management’s intention to vote all of its shares in favor of each matter to be considered by the stockholders.

Proposals and Board Recommendation

Stockholders are being asked to consider two proposals.  The Board of Directors recommends that Stockholders vote FOR Proposals Numbers 1 and 2.

Proposal No. 1 - Election of Director.  Stockholders will be asked to elect Ray Singleton as a Class I director of Earthstone.  If Proposal No. 1 is approved, the director elected to Class I would serve a term of three years expiring at the Annual Meeting of Shareholders in 2013.

Proposal No. 2 - Ratification of Appointment of Auditors.  Stockholders will be asked to ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm for the current fiscal year.

Record Date

The Board has fixed the close of business on July 28, 2010, as the record date for the purpose of determining stockholders of Earthstone entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  At the close of business on the Record Date, Earthstone had 17,085,071 issued and outstanding shares of Common Stock and no outstanding shares of preferred stock.

Votes Required

Under Delaware Law and Earthstone’s Bylaws, a majority of the shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  Proxies that are submitted but are not voted for or against (whether by abstentions, broker non-votes, or otherwise) will be treated as present for all matters considered at the meeting.  Holders of Common Stock are entitled to one vote for each share held.  There is no cumulative voting.

The director standing for election (Proposal No. 1) must be elected by a plurality of the votes cast.  The ratification of the selection of independent registered public accounting firm (Proposal No. 2) must be approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote.

Solicitation of Proxies

The accompanying proxy is solicited on behalf of Earthstone by its Board of Directors.  The cost of solicitation will be borne by Earthstone.  Following the availability of the proxies and soliciting materials, directors, officers and employees of Earthstone may solicit proxies by mail, telephone, facsimile, email or other reasonable means.  Earthstone may request brokers, custodians, nominees and other record holders to forward copies of the proxies and soliciting materials to persons for whom they hold shares of Earthstone and to request authority for the exercise of proxies.  In such cases, Earthstone will reimburse such holders for their reasonable expenses.

Advice to Beneficial Holders of Shares of Common Stock

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF EARTHSTONE, AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement as “beneficial shareholders”) should note that only proxies submitted by shareholders whose names appear on the records of Earthstone as the registered holders of shares of common stock can be recognized and acted upon at our annual meeting. If shares of common stock are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares of common stock will not be registered in the shareholder’s name on the records of Earthstone and are most likely registered under the names of the shareholder’s broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms).  Beneficial shareholders should ensure that instructions respecting the voting of their shares of common stock with respect to the election of directors are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders’ meetings, unless the beneficial shareholders have waived the right to receive meeting materials.  Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their shares of common stock are voted at our annual meeting.  The Form of Proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered shareholders by Earthstone.  However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder.  The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada).  Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial shareholders and the beneficial shareholders return the proxy forms to Broadridge.  Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our annual meeting.  A beneficial shareholder receiving a Broadridge proxy cannot use that proxy to vote shares of common stock directly at Earthstone’s Annual Meeting of Stockholders, the proxy must be returned to Broadridge well in advance of Earthstone’s Annual Meeting of Stockholders in order to have the shares of common stock voted.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend Earthstone’s Annual Meeting of Stockholders and vote his or her shares of common stock.

Notice of Internet Availability of Proxy Materials

Earthstone is pleased to be using the U.S. Securities and Exchange Commission ("SEC") rule that allows companies to furnish their proxy materials over the Internet. As a result, Earthstone is mailing to the majority of its shareholders a notice about the Internet availability of the proxy materials instead of mailing a paper copy of the proxy materials. All shareholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice. See below for details. Earthstone is providing some of its shareholders, including shareholders who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of a notice about the Internet availability of the proxy materials.

The notice that you receive in the mail will come in one of two forms, depending on how you hold your shares of Earthstone.  If your shares are held in a brokerage account, or by a trustee or other nominee, you are considered the "beneficial owner" of those shares and you will receive a document titled "IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS" for the annual meeting of shareholders to be held on September 23, 2010, from your broker.  If your shares are registered directly in your name with our transfer agent, you are considered the "shareholder of record" and you will receive a document from our transfer agent, Corporate Stock Transfer, Inc., titled "IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS." In either case, instructions on how to access the proxy materials over the Internet and to request paper copies may be found on the notice. Our proxy materials may also be accessed on the website; https://materials.proxyvote.com/27032D.

How to Vote Your Shares Without Attending the Annual Meeting in Person

Whether you hold shares directly as a shareholder of record, or beneficially in "street name," you may direct how your shares are voted without attending the annual meeting. If you are a shareholder of record, you may vote by submitting a proxy; and if you hold your shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee, or nominee. There are three ways to vote by proxy and voting instruction card:

• By Internet—Shareholders who received a notice about the Internet availability of the proxy materials may submit their proxy over the Internet by following the instructions on the notice. Shareholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

• By Telephone—Shareholders of record may submit proxies by telephone, by calling the number included in the materials received, and following the instructions. In addition, you will need to have the control number that appears on your notice available when voting. Shareholders who are beneficial owners of their shares and who have received a voting instruction card may vote by calling the number specified on the voting instruction card provided by their broker, trustee, or nominee.

• By Mail—Shareholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing, and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

If you provide specific voting instructions, your shares will be voted as you instruct. If you hold your shares directly and you sign the proxy card but do not provide instructions or if you do not make specific Internet or telephone voting choices, your shares will be voted "FOR" the election of the Class I director nominee, and "FOR" the ratification of the appointment of Ehrhardt Keefe Steiner & Hoffman, PC ("EKSH") as our independent registered public accounting firm for the year ending March 31, 2011.

If you sign the proxy card of your broker, trustee, or other nominee, but do not provide instructions, or if you do not make specific Internet or telephone voting choices, your shares will not be voted unless your broker, trustee, or other nominee has discretionary authority to vote. When a broker, trustee, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have authority to vote in the absence of timely instructions from the beneficial owner, this is referred to as a "broker non-vote." Brokers who are members of the NYSE have discretionary authority to vote the shares of a beneficial owner in the ratification of EKSH as our independent registered public accounting firm, but such brokers are not empowered to vote for the election of the Class I director in the absence of specific instructions from the beneficial owner.

How to Vote Your Shares by Attending the Annual Meeting in Person

Shares held in your name as the shareholder of record may be voted in person at the annual meeting. Shares for which you are the beneficial owner but not the shareholder of record may be voted in person at the Annual Meeting only if you obtain a "legal proxy" from the broker, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you are unable to attend the meeting.

Revocation of Proxy

Any proxy delivered in the accompanying form or executed on the Internet may be revoked by the person executing the proxy by written notice to that effect received by the Secretary of Earthstone at our principal offices, 633 Seventeenth Street, Suite 1645, Denver, Colorado 80202, at any time before the authority thereby granted is exercised, by execution of a proxy bearing a later date, or by the attendance and vote of such person at the Annual Meeting.  Attendance at the Annual Meeting will not by itself revoke your proxy.

How to Change Your Vote

You can change your vote at any time before it is voted at the Annual Meeting (i) by re-submitting your vote on the Internet, (ii) by sending a written notice of revocation to the Secretary of Earthstone at our principal offices, 633 Seventeenth Street, Suite 1645, Denver, Colorado 80202, or (iii) by attending the Annual Meeting and voting in person.

How Proxies Will Be Voted

Proxies received by the Board and duly executed will be voted at the Annual Meeting as specified therein by the person giving the proxy.  If the proxy received by Earthstone is duly executed but contains no specific voting instructions, the shares represented will be voted in accordance with the recommendation of the Board.  Additionally, broker “non-votes” are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.  A broker non-vote occurs when a nominee holding shares for a beneficial owner is not able to vote on a proposal, because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.  All shares represented by valid proxy will be voted at the discretion of the proxy holders on any matters not specifically named herein that may otherwise properly come before the Annual Meeting.  The Board, however, is not aware of any matters to be considered at the Annual Meeting at this time other than those specified in the Notice of Annual Meeting of Stockholders.

Interest of Certain Persons in Matters to Be Acted Upon

No person who was a director or executive officer of Earthstone at any time since the beginning of Earthstone’s last completed fiscal year, no person who is a proposed nominee for election as a Class I director of Earthstone and no associate of any such director, executive officer or proposed nominee has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than the interest of the Class I director nominee in his own respective election.

PROPOSAL NO. 1 - ELECTION OF DIRECTOR

Earthstone’s Certificate of Incorporation provides that the number of directors of Earthstone shall be fixed by Earthstone’s Bylaws, but shall not be less than three nor more than nine.  Our Bylaws state that the members of the Board shall be divided into three classes, Class I, Class II and Class III, whose terms of office expire in different years in annual succession.  During the Annual Meeting of Shareholders in 2009, Ray Singleton, Richard K. Rodgers and Monroe W. Robertson were elected as Class I, Class II and Class III directors, respectively. The term of the Class I director will expire at the Annual Meeting of Shareholders scheduled in 2010, with the term of the Class II and Class II directors expiring at the Annual Meetings of Stockholders in 2011 and 2012, respectively.

Based on recommendation from the Nominating Committee, the Board nominated Ray Singleton to stand for re-election as the Class I director. The Class I director nominee will be elected for a three year term, to hold office until the Annual Meeting of Stockholders in 2013 and until a successor is elected and qualified or until earlier resignation or removal.  Mr. Singleton has indicated that he will be available to serve as a director.

Unless directed to the contrary, the proxy holders, appointed herein, intend to vote for the election to the Board of the Class I nominee named below.  However, if a nominee at the time of election is unable or unwilling to serve, or is otherwise unavailable for election, such that a substitute nominee is designated by the remaining Board members, the proxy holders, in their discretion, intend to vote for such other nominee.

The proxy holders, who have been so designated by the Board, will vote “FOR” the election of the Class I nominee unless otherwise instructed in the proxy.

Information concerning the Class I nominee is set forth below:

Class I Nominee – Term Expiring at the Annual Meeting of Stockholders in 2013.

The following sets forth the name and age of the nominee for election to the Board, his respective principal occupation or employment during the past five years, and the period during which each has previously served as a director of Earthstone:

Ray Singleton (59) has been a director of Earthstone since July 1989. Mr. Singleton joined Earthstone in June 1988 as Production Manager/Petroleum Engineer. In October 1989 he was elected Vice President, and was appointed President and Chief Executive Officer in March 1993. Mr. Singleton began his career with Amoco Production Company in Texas as a production engineer. He was subsequently employed by the predecessor of Union Pacific Resources as a drilling, completion and production engineer and in 1981 began his own engineering consulting firm, serving the needs of some 40 oil and gas companies. As a consultant he was retained by Earthstone on various projects from 1981 to 1987. Mr. Singleton currently serves on the Board of Directors of the Independent Petroleum Association of Mountain States (“IPAMS”) and is a former president of that organization. IPAMS is a thirteen state, regional trade association that represents the interests of independent oil and gas companies in the Rocky Mountain region. In addition, Mr. Singleton is a member of the Society of Petroleum Engineers. Mr. Singleton received a Bachelor of Science degree in Petroleum Engineering from Texas A&M University in 1973 and received a Masters Degree in Business Administration from Colorado State University’s Executive MBA Program in 1992.

Mr. Singleton has over 35 years of experience in the oil and gas industry, which gives him the leadership and management experience to lead our board. Mr. Singleton’s engineering training and his experience in and understanding of virtually every functional area of oilfield operations, including engineering, exploration, development, production and marketing brings important perspectives on the typical operating issues and problems facing Earthstone. In addition, Mr. Singleton has experience and knowledge in strategy, business processes, capital markets and general financial considerations which impact Earthstone. Finally, Mr. Singleton’s service as director and Chairman and his extensive period acting as CEO of Earthstone creates a crucial link between management and the Board, enabling the Board to perform its oversight function with the benefits of management’s perspective on the business of Earthstone.

Required Vote; Recommendation of the Board

Director(s) are elected by a plurality of the votes cast by the holders of the Common Stock in a meeting at which a quorum is present.  “Plurality” means that the individual(s) who receive the largest number of votes cast are elected as director(s), up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstentions or otherwise) have no impact in the election of director(s), except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.

The election of the director will be accomplished by determining the nominee receiving the highest total votes for the open Board of Director position.  You may vote “FOR” the nominee or you may withhold authority to vote for a nominee.  Unless you properly mark your proxy to withhold your vote for the nominee, your proxy will be voted FOR the director nominee named in this Proxy Statement.

The Board unanimously recommends that Earthstone’s stockholders vote FOR the election of Ray Singleton.

Continuing Members of the Board

The following sets forth, for each of our other directors who will hold office following the Annual Meeting, the name and age of such continuing director, his respective principal occupation or employment during the past five years, and the period during which such director has previously served as a director of Earthstone:

Class II Director – Term Expiring at the Annual Meeting of Stockholders in 2011.

Richard K. Rodgers (50) has been a director of Earthstone since December 2006. For the last three years, Mr. Rodgers has provided business development, planning and financial consulting services to various banking and business development clients. During the past five years, Mr. Rodgers was employed by several Denver area banks including Key Bank, Guaranty Bank & Trust Company and Colorado Capital Bank. In his most recent employment with Colorado Capital Bank from 2004 to 2005, he was the President, and was responsible for the start-up, of its Cherry Creek branch office and served on the board of directors of Colorado Capital Bank. Mr. Rodgers attended the University of Denver and received his Bachelor of Science degree in International Business Administration in 1995 and his Masters of Science degree in International Business Administration in 1997.

Mr. Rodgers has extensive experience and knowledge in banking, corporate finance, capital markets and business processes, all of which brings important perspectives on the issues and financial requirements and needs facing Earthstone.

Class III Director – Term Expiring at the Annual Meeting of Stockholders in 2012.

Monroe W. Robertson (60) has been a director of Earthstone since April 4, 2007. Mr. Robertson currently serves on the Board of Directors of Cimarex Energy Company and is Chairman of that board’s Audit Committee. Mr. Robertson began his career in 1973 with Gulf Oil Corporation and held various positions in engineering, corporate planning and financial analysis until 1986. From 1986 to 1992 he held various positions at Terra Resources and Apache Corporation. In 1992 Mr. Robertson joined Key Production Company as its Senior Vice President and Chief Financial Officer. In 1999 he was appointed President and Chief Operating Officer of that company and served in that role until 2002. Other than his service on Cimarex’s board, which began in October 2005, for the past five years Mr. Robertson has been a private investor. Mr. Robertson received a Bachelor of Science degree in Mechanical Engineering along with Masters of Science degrees in both Mechanical Engineering and Nuclear Engineering from the Massachusetts Institute of Technology in 1973. He also has received a Masters Degree in Business Administration from National University in 1979. Mr. Robertson is a member of the National Association of Corporate Directors.

Mr. Robertson brings financial expertise to the Board, through his prior service as chairman of our Audit Committed and through his experiences serving as chief financial officer of another public company engaged in the oil and gas business. He also has extensive knowledge and operational experience serving in various executive and engineering capacities for other oil and gas companies.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

General.

The business and affairs of Earthstone are managed under the direction of our Board of Directors (the “Board”). The Board currently has three members: Ray Singleton (Chairman), Richard Rodgers and Monroe W. Robertson.  Currently, each director holds office until the expiration of his respective term and until the election and qualification of the director’s successor. At the 2010 Annual Meeting, stockholders will be asked to elect Mr. Singleton to a three year term to the Board.

During our most recent fiscal year ended March 31, 2010, the Board held eleven meetings.  Each director attended at least 75% of the total number of board meetings and at least 75% of the total number of meetings held by all committees of the Board on which he served.

All members of the Board are encouraged, but not required, to attend the Annual Meeting.  All members of the Board serving at that time attended our 2009 Annual Meeting of Stockholders held on December 15, 2009.

Board Independence

Although we are not presently listed on a national securities exchange, in determining whether or not a director or nominee for director is independent, in accordance with SEC regulations, we use the applicable definition of independence utilized by NYSE Amex LLC (formerly known as the American Stock Exchange). The NYSE Amex listing standards define an “independent director” as a non-employee director who is affirmatively determined by the Board not to have a material relationship with the listed company that would interfere with the exercise of independent judgment.

The NYSE Amex listing standards require that a majority of the members of the board of directors of each listed company are independent directors, subject to certain limited exceptions. The Board has determined that two of its three directors are independent directors. Each of Messrs. Rodgers and Robertson is an independent director. In making these determinations, the Board reviewed and discussed information provided by the directors and by Earthstone with regard to each director’s business and personal activities as they may relate to Earthstone and its management. Ray Singleton, President and Chief Executive Officer of Earthstone, is not an independent director or a member of any committee of the Board. Mr. Singleton currently serves as the Chairman of the Board.

Board Leadership and Risk Oversight

The Board believes that the current size and composition of the Board serves us and our stockholders well. The Board believes that all of its directors, including its non-independent director, make a valuable contribution to the Board and the Company. As indicated above, a majority of Earthstone’s directors are independent, and as a result of its size, the Board does not have a lead independent director. The non-independent director possesses extensive knowledge of Earthstone’s business and has relevant business experience, both of which have proven to be beneficial to the other directors. Members of the Board are also sensitive to conflicts of interest and, when appropriate and in the best interests of Earthstone’s stockholders, will excuse themselves from deliberations and voting on issues in which they have a material interest.

The Board currently believes that Mr. Singleton, who serves as the President and CEO, is best positioned to serve as Chairman of the Board, due to his personal share ownership percentage, his knowledge and experience in the oil and gas industry and his ability to provide clear insight and direction of business strategies and plans to both the Board and management. For a company the size of Earthstone, a single person, acting in the capacities of Chairman and CEO provides unified leadership and focus. However, since there is no formal guidelines that establish a policy of combining the role of CEO and Chairman, the Board has the ability, under appropriate circumstances, to separate the two roles. .

The board of directors is responsible for oversight of our risk management policies and procedures. We are exposed to a number of risks including financial risks, strategic and operational risks, and risks relating to regulatory and legal compliance. Our financial condition, results of operations, and capital resources are highly dependent upon the prevailing market prices of, and demand for, crude oil and natural gas, which are beyond our control. The board of directors reviews our business and financial plans, which includes evaluating the objectives of, and risks associated with, these plans. In addition, the audit committee reviews and discusses with management our major financial risks and the steps management has taken to monitor and control these risks, including our internal control over financial reporting.

During the last ten years no director or officer of the Company has been involved in:

•	Any judicial or administrative proceedings resulting from involvement in mail or wire fraud, or fraud in connection with any business entity;

•
Any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulations, or any settlement to such actions (excluding settlements between private parties); or

•	Any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization.

Committees of the Board

General.  The standing committees of the Board include the Audit Committee, the Nominating Committee and the Compensation Committee, each consisting entirely of non-employment independent directors. The standing committees of the Board, including the members of each committee, are described below.

Audit Committee.  Richard Rodgers and Monroe Robertson comprise the Audit Committee.  Mr. Robertson serves as the Audit Committee’s chairman.  The Audit Committee held six meetings in our most recent fiscal year ended March 31, 2010.  Each member of the Audit Committee meets the independence and experience requirements of the NYSE Amex.  The Audit Committee engages Earthstone’s independent certified public accountants to audit the annual financial statements, discusses with the auditors and approves in advance the scope of the audit, reviews with the independent auditors their independence, the financial statements and their audit report, reviews management’s administration of the system of internal accounting controls, and reviews Earthstone’s procedures relating to business ethics.  The Audit Committee charter is available on our website at www.earthstoneenergy.com, under the heading “Investor Relations/Corporate Governance.”

The Board has determined that Mr. Robertson, one of our independent directors, qualifies as the Audit Committee’s “financial expert,” as defined in the rules promulgated by the SEC and by the NYSE Amex.

Nominating Committee.  The Nominating Committee is comprised of Messrs. Rodgers and Robertson.  The Nominating Committee currently has no chairman.  Each member of the Nominating Committee meets the independence requirements of the NYSE Amex.  The Nominating Committee held one meeting in our most recent fiscal year ended March 31, 2010.  The Nominating Committee is appointed by the Board to identify individuals qualified to become members of the Board, to recommend to the Board proposed nominees for membership, and to recommend directors to serve on each standing committee.  The Nominating Committee charter is available on our website, www.earthstoneenergy.com, under the heading “Investor Relations/Corporate Governance.”

Compensation Committee.  The Compensation Committee is comprised of Messrs. Rodgers and Robertson.  Mr. Rodgers serves as the Compensation Committee’s chairman.  Each member of the Compensation Committee meets the independence requirements of the NYSE Amex.  The Compensation Committee held three meetings in our most recent fiscal year ended March 31, 2010.  The responsibilities of the Compensation Committee are three-fold: first, establishing and administering the general compensation policies of Earthstone; second, setting the specific compensation for Earthstone’s chief executive officer and other executive officers; and third, recommending to the Board the independent director compensation.  The Compensation Committee charter is available on our website, www.earthstoneenergy.com, under the heading “Investor Relations/Corporate Governance.”

Director Qualifications and Nomination Process

The Board has adopted a series of minimum qualifications and specific qualities and skills for Earthstone’s directors, which will serve as the basis upon which potential director candidates are evaluated by the Nominating Committee.  A nominee for director should be a person of utmost integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to Earthstone.  While these are the minimum qualifications, in filling a vacancy, the Board does not intend to nominate a minimally qualified candidate.  Instead, the Nominating Committee will evaluate the independence of director(s) and potential director(s), as well as his or her business experience, specialized skills and experience.  While the Company does not have a separate diversity policy, diversity of background, education, business experience and professional skills are also important factors in evaluating candidates for board nomination.   The Nominating Committee will also consider issues involving possible conflicts of interest of directors or potential directors.  Candidates proposed by stockholders will be evaluated by the Nominating Committee in the same manner as candidates that are not proposed by stockholders.

In accordance with our Bylaws, stockholders wishing to recommend a director candidate to serve on the Board may do so by providing advance written notice to the Nominating Committee, which identifies the candidate and includes the information described below.  In accordance with the notice requirements set forth below under the heading “Stockholder Proposals,” the notice should be sent to the following address:  Earthstone Energy, Inc., 633 Seventeenth Street, Suite 1645, Denver, Colorado 80202.  The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Director Nomination Recommendation.”

The notice shall contain the following information as to each proposed nominee:

•	The name, age, business address and residence address of the nominee.

•	The principal occupation or employment of the nominee.

•	The class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by the nominee.

•
Any other information relating to the nominee that would require disclosure in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

The notice shall also contain the following information as to the stockholder giving the notice:

•	The name and record address of such stockholder.

•	The class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by such stockholder.

•
All other ownership interests of such stockholder, including derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities, loans, timed purchases and other economic and voting interests.

•
A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder.

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in such stockholder’s notice.

•
Any other information relating to such stockholder that would require disclosure in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

In addition to the foregoing requirements, such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.  Each proposed nominee will be required to complete a questionnaire, in a form to be provided by Earthstone, to be submitted with the stockholder’s notice.  Earthstone may also require any proposed nominee to furnish such other information as may reasonably be required by Earthstone to determine the eligibility of such proposed nominee to serve as an independent director of Earthstone or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

Stockholder Communications

Stockholders or other interested parties wishing to communicate with the Board or with a particular director may do so by delivering or mailing the communication in writing to: Secretary, Earthstone Energy, Inc., 633 Seventeenth Street, Suite 1645, Denver, Colorado 80202.  The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such correspondence must identify the author as a stockholder of Earthstone and clearly state whether the intended recipients are all members of the Board or certain specified directors.

Concerns relating to accounting, internal controls, or auditing matters are immediately brought to the attention of Earthstone’s Audit Committee chairman.  Correspondence from stockholders relating to compensation matters are referred to the Chairman of the Compensation Committee.

Code of Ethics

We adopted a Code of Ethics (as that term is defined in Item 406 of Regulation S-K), which applies to our directors and our employees, including, without limitation, our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.  The text of our Code of Ethics can be found on our website, www.earthstoneenergy.com, under the heading “Investor Relations/Corporate Governance.”

Director Compensation

The Board adopted a Director Compensation Plan, effective April 1, 2007, which provides for a combination of cash and equity incentive compensation to attract and retain qualified and experienced director candidates. Pursuant to the plan, each non-employee director is entitled to receive an annual cash retainer of $16,000, together with $2,000 for attending each quarterly regular meeting of the Board of Directors and each all-day special meeting of the Board of Directors and $500 for each half-day special meeting of the Board of Directors. No committee fees are payable for attendance by a director at a committee meeting held in conjunction with a regular quarterly or all-day special meeting of the Board of Directors. The chairman of each of the Audit, Compensation and Nominating Committees receives an annual cash retainer of $5,500, $4,500 and $3,500, respectively. Currently, the Nominating Committee has no chairman. In addition, non-employee directors receive $500 for attending committee meetings (which are held on an as needed basis), unless the committee meeting is held in conjunction with a quarterly regular or all-day board meeting. We also reimburse reasonable expenses incurred by our non-employee directors associated with attending Board and committee meetings. Mr. Singleton, our employee director, does not receive compensation for his service as a member of the Board. In addition, each non-employee director receives an annual grant of restricted stock having a fair market value equal to $36,000 on April 1 of each year, based on the average closing price for the ten trading days preceding April 1 of each year. The Board requires that each restricted stock award recipient, within three years of the date that he becomes a member of the Board, own an amount of common stock equal to one year of his average total board compensation.

The following table sets forth information concerning the compensation of our non-employee directors during the fiscal year ended March 31, 2010.

	Fees Earned or
	Paid in Cash		Stock Awards	Total
Name	($)		($)(1)	($)

Richard K. Rodgers	36,500	(2)	36,000	72,500
Monroe W. Robertson	37,500	(3)	36,000	73,500

Total	74,000		72,000	146,000

(1)
Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year.  Grants of shares of restricted stock vest one-third each year over three years. The number of shares included in each grant is determined based upon the average closing price for the ten trading days preceding each anniversary date of the original grant.  The amounts shown do not reflect compensation actually received by our directors or the actual value that may be recognized by our directors with respect to these awards in the future, because each award is subject to forfeiture.  The aggregate number of stock awards outstanding and subject to vesting at the fiscal year ended March 31, 2010, for each director was as follows: Robertson – 76,484 shares, and Rodgers – 76,484.  In addition, each director was granted 43,584 shares of restricted stock on April 1, 2010, subject to vesting and forfeiture.

(2)	Consists of a $16,000 annual cash retainer, $16,000 for attending Board and committee meetings and $4,500 for serving as the Chairman of the Compensation Committee.
(3)	Consists of a $16,000 annual cash retainer, $16,000 for attending Board and committee meetings and $5,500 for serving as the Chairman of the Audit Committee.

EXECUTIVE COMPENSATION

General

We currently compensate our executives through a mix of base salary and cash bonus and non-equity incentive awards.  In addition, we provide to our executives other benefits that we also make available generally to all salaried employees.

Overall, our aim is to offer our executives a total compensation package that represents a compensatory level consistent with a peer group of competitive companies. Accordingly, we review the compensation that we offer against that offered by peer group companies on an annual basis.  This same peer group is also used for the Stock Price Bonus Award described below.

Peer companies (Peers) will be selected by the Compensation Committee based on a number of factors, including but not limited to, market capitalization, stock exchange, similarity of business model (i.e. producer/operator vs. pipeline/service company), availability of compensation data, location of producing assets, number of employees, location of headquarters and director/officer ownership. The Compensation Committee has a goal of determining the group of peer companies by October 15th of the year being evaluated. The Peers selected for fiscal year ending March 31, 2010 are as follows:

·           Credo Petroleum Corporation                                                   ·           Double Eagle Petroleum Co.
·           HKN, Inc.                                                                 ·           Royale Energy, Inc.
·           Pyramid Oil Company                                                                ·           Fieldpoint Petroleum, Inc.
·           Lucas Energy, Inc.

Executive Officers

In addition to the information provided for our chief executive officer Ray Singleton, whose background is described above under “Proposal No. 1 – Election of Director,” certain information is provided below with respect to Earthstone’s other executive officer, as of July 29, 2010

Name	Age	Office Held	Year First Appointed
Ray Singleton	59	President and Chief Executive Officer, Director	1993
Joseph Young	31	Principal Accounting Officer	2008

Joseph Young (31) joined Earthstone effective March 31, 2008, as Earthstone’s Principal Accounting Officer, subsequent to the resignation of David Flake.  Mr. Young was engaged on a part-time, temporary basis pursuant to a consulting agreement described below.  During fiscal 2010, Mr. Young also provided services to Fellows Energy, Ltd. and New Horizon Uranium Corp. and continues to provide consulting services to such entities from time to time.  Mr. Young began his public accounting career in 2002 at PricewaterhouseCoopers in the Silicon Valley area, where he audited multiple public and private companies for financial reporting and Sarbanes-Oxley compliance. Since then, he has provided accounting, reporting and compliance services to a variety of businesses within the oil and gas, mining and technology sectors. Mr. Young previously served as Chief Financial Officer for JayHawk Energy, Inc. and Controller for Fellows Energy, Ltd. Mr. Young received his Bachelor of Arts degree in Accounting from the University of Utah in 2002.

Compensation Components

This section describes the various elements of Earthstone’s compensation program for our executive officers and includes a discussion of various matters relating to those items, including why the Compensation Committee chooses to include certain items in our compensation program.

Base Salary.  Our Compensation Committee establishes base salaries for our executives based on the scope of their responsibilities and takes into account competitive market compensation paid by companies in our identified peer group for similar positions.  Generally, the Compensation Committee believes that executive base salaries should be benchmarked against salaries for executives in similar positions with similar responsibilities at comparable companies in order to attract, retain and equitably reward our executives.  Based on information gathered, the Compensation Committee believed that during the fiscal years ended March 31, 2010 and 2009, the Chief Executive Officer was compensated below the level of the chief executive officers at comparable companies.  The Compensation Committee reviews base salaries annually and adjusts base salaries from time to time after considering the salaries of executives at comparable companies and taking into account individual responsibilities, performance and experience.  Effective October 1, 2008, the Compensation Committee increased the annual base salary over the previous year’s level for our Chief Executive Officer from $165,000 to $200,000.  This increase was based on individual performance, Earthstone’s performance and was intended to bring his salary more, although not completely, in line with Earthstone’s identified peer group.  Effective October 1, 2009, the Compensation Committee increased the Chief Executive Officer’s annual salary from $200,000 to $220,000 to bring it in line with the salaries paid to the chief executive officers at our peer companies.

Cash Bonus and Non-Equity Incentive Awards.  The Compensation Committee utilizes cash bonus awards to incentivize our executives and align their compensation with corporate objectives and individual performance and contribution.  Our Compensation Committee determines the bonus level for our Chief Executive Officer, and, after consideration of the Chief Executive Officer’s recommendations, for each officer other than the Chief Executive Officer.  We do not have a formal or informal policy regarding adjustment or recovery of incentive bonus payments if the relevant performance goals or measures upon which they are based are restated or otherwise adjusted so that the incentive bonus is reduced.

During the fiscal year ended March 31, 2010, our Chief Executive Officer earned a non-equity incentive award of $109,560 pursuant to the Performance Bonus Plan (described below), a holiday cash bonus of zero and $28,489 pursuant to the Earthstone Oil and Gas Incentive Compensation Plan (described below).

Equity-Based Compensation.  We do not currently use equity-based incentive compensation as an active part of our executive compensation strategy.  Specifically, we do not currently have an equity-based awards plan in effect pursuant to which our Chief Executive Officer or any other executive officer receives any equity-based options or grants, and as of March 31, 2010, there were no outstanding equity option awards held by our executive officers or by any of our directors pursuant to our expired equity-based awards plans.

While the Compensation Committee seeks to encourage the long-term performance of our Chief Executive Officer through the use of meaningful incentive-based compensation, it believes this incentive is best addressed at present through the Performance Bonus Plan described below.  This view is based, in part, on the large equity stake that the Chief Executive Officer holds in the company, 87% of which was accumulated not through grants of equity compensation but by way of purchases at market prices.  As part of our long-term incentive compensation efforts, we may in the future implement a new stock option incentive plan or other equity-based award plan for executive officers, which would utilize equity awards in recognition of individual achievements and contributions to corporate performance or in circumstances where we face a critical retention need.

Other Compensation Considerations.  Companies of our size in the oil and gas industry face a number of risks, including the risk of being acquired in the future.  We believe that entering into change of control and severance arrangements with certain of our executives may help us attract and retain the best possible executive talent.  While our executive officers are not presently entitled to receive payments in the event of certain change of control or termination events, we may choose to establish such payment arrangements in the future.  Please see “Potential Payments Upon Termination or Change of Control” below.

Summary Compensation Table

The following table sets forth the compensation of the principal executive officer and principal accounting officer for the years ended March 31, 2010, and March 31, 2009.  No other executive officer of Earthstone received total compensation in excess of $100,000 during that period.  In accordance with the rules of the SEC, the compensation described in this table does not include (i) medical, group life insurance or other benefits received by any of the named executive officers that are available generally to all of our salaried employees or (ii) perquisites and other personal benefits received by the named executive officers that in the aggregate do not exceed $10,000.

	Fiscal					Incentive Plan	All Other
Name and Principal	Year	Salary		Bonus		Compensation	Compensation
Position	Ended	($)		($)		($)(1)	($)		Total ($)

Ray Singleton	2010	209,804	(3)	—		138,049	7,144		354,997
President and CEO	2009	183,574	(3)	7,692	(4)	140,083	6,073	(2)	337,422
	2008	134,250		6,346	(4)	27,014	6,176	(2)	173,786

Joseph Young (5)	2010	107,163		500	(4)	—	1,000	(6)	108,663
Principal Accounting Officer	2009	110,169		5,000	(5)	—	—		115,169
	2008	—		—		—	—		—

(1)
Includes $109,560, $130,520 and $22,961 earned for the fiscal years ended March 31, 2010, 2009 and 2008, respectively, under the Performance Bonus Plan (described below). Amount also includes $28,489, $9,563 and $5,204 for the fiscal years ended March 31, 2010, 2009 and 2008, respectively, in each case pursuant to the terms and conditions of Earthstone’s Oil and Gas Incentive Compensation Plan (described below).

(2)
Amounts include (i) matching funds contributed by Earthstone to Mr. Singleton’s 401(k) plan account of $6,133, $5,826 and $5,204 for fiscal 2010, 2009 and 2008, respectively, and (ii) $1,011, $247 and $850 for premiums paid by Earthstone on a life insurance policy for Mr. Singleton during fiscal 2010, 2009 and 2008, respectively, as Mr. Singleton designates the beneficiary of this life insurance policy.

(3)
Effective October 1, 2008, the Compensation Committee increased Mr. Singleton’s annual salary from $165,000 to $200,000. Effective October 1, 2009, the Compensation Committee increased Mr. Singleton’s annual salary from $200,000 to $220,000.

(4)	Includes holiday cash bonus payments for the periods indicated.

(5)
Mr. Young was engaged on a part-time, temporary basis pursuant to a consulting agreement dated effective March 31, 2008. Mr. Young did not begin receiving payments under such consulting agreement until April 2008. Pursuant to the terms of his consulting agreement (described below), Mr. Young received a bonus of $5,000 in exchange for his services, which bonus was paid on July 18, 2008.

(6)	Includes reward in connection with the Company’s new name.

Young Consulting Agreement

Mr. Young was engaged by Earthstone as a consultant to replace David Flake, the former Chief Financial Officer of the company.  In accordance with Mr. Young’s written agreement with Earthstone, Mr. Young was contracted to serve as Earthstone’s Principal Accounting Officer on a temporary and part-time basis. Mr. Young’s initial role was to prepare and file Earthstone’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2008, and address such other issues as may evolve. Upon expiration of the term of the agreement on July 11, 2008, Earthstone and Mr. Young orally agreed to extend his consulting agreement for an indefinite term and expand his involvement in the Company to include assistance with the change of our independent registered public accounting firm, the filing of our Quarterly Reports on Form 10-Q, SOX implementation and compliance, and the conversion of our accounting system to a new platform.  In accordance with the original consulting agreement, Mr. Young is compensated on an hourly basis at the rate of $60.00 per hour and does not receive any employee benefits.

Performance Bonus Plan

The Performance Bonus Plan provides for a potential cash bonus for our Chief Executive Officer each fiscal year equal to 100% of our Chief Executive Officer’s annual salary.  The bonus is determined based on four criteria, each contributing up to a maximum of 25% of our Chief Executive Officer’s bonus.  The four criteria are (i) increase in annual production; (ii) increase in reserves; (iii) return on investment; and (d) performance of Earthstone’s stock price relative to the stock prices of our peer companies. The percentage awards from each criterion are added to determine the total percentage of the award.  Each of these criteria is discussed below.

Annual Production Bonus Award Percentage.  The Compensation Committee believes that increasing production is a critical measure of the Earthstone’s performance, and, therefore, the Chief Executive Officer’s performance. For purposes of the Performance Bonus Plan, the annual increase in production is determined by dividing the annual production in barrels of oil equivalent (BOE) for the most recent fiscal year by the annual production in BOE for the prior fiscal year and then subtracting 100%. For fiscal 2008, for each percentage increase in annual production, the bonus award was 1% of the Chief Executive Officer’s salary, subject to a maximum percentage award of 25%. The Compensation Committee reevaluated this metric and, for fiscal years ended March 31, 2009, and thereafter, increased this percentage to 2% of the Chief Executive Officer’s salary for each percentage increase in annual production, subject to a maximum percentage award of 25%. For the fiscal year ended March 31, 2009, Mr. Singleton was awarded the full 25% of the annual production bonus award percentage for increasing production by 13.4%. For the fiscal year ended March 31, 2010, Mr. Singleton was awarded the 24.8% of the annual production bonus award percentage for increasing production by 12.4%.

Reserves Bonus Award Percentage.  The Compensation Committee believes that increasing Earthstone’s reserve base is critical to Earthstone’s future growth. Furthermore, the Compensation Committee believes that it is critical to not only replace those reserves that have been depleted, but to grow reserves year-over-year despite normal depletion. The Compensation Committee is aware that commodity prices have an influence on reserves that are beyond the control of the Chief Executive Officer. The Compensation Committee believes this limitation is acceptable, because in those years when commodity prices are up and have a positive effect on bonus determination, Earthstone is more likely to have the funds to pay bonuses, and in years that commodity prices are down and have a negative effect on bonus determination, Earthstone is less likely to have the funds to pay bonuses. For fiscal 2008, for each percentage increase in reserves, the bonus award was 1% of the Chief Executive Officer’s salary, subject to a maximum percentage award of 25%. The Compensation Committee reevaluated this metric and, for fiscal years ended March 31, 2009, and thereafter, increased this percentage to 2% of the Chief Executive Officer’s salary for each percentage increase in reserves, subject to a maximum percentage award of 25%. For the fiscal year ended March 31, 2009, there was no award related to the reserves criterion.  For the fiscal year ended March 31, 2010 Mr. Singleton was awarded the full 25% of the annual production bonus award percentage for increasing reserves by 22.2%.

Return on Investment Bonus Award Percentage.  The Compensation Committee believes that it is important to balance the Chief Executive Officer’s incentive to increase production and reserves with a metric that rewards the effectiveness of those increases. This Return on Investment (“ROI”) metric is intended to evaluate capital expenditures in a given year (or multiple years in the case of multi-year projects or those projects that overlap a year end) versus the anticipated cash flow, if any, that those projects, on an aggregate basis, are expected to generate in the future. For fiscal 2008, for each percentage increase in return on investment in excess of 8% (Earthstone’s approximate cost of funds), the bonus award was 1% of the Chief Executive Officer’s salary, subject to a maximum percentage award of 25%. The Compensation Committee reevaluated this metric and, for fiscal years ended March 31, 2009, and thereafter, increased this percentage to 2% of the Chief Executive Officer’s salary for each percentage increase in return on investment in excess of 8%, subject to a maximum percentage award of 25%. For the fiscal year ended March 31, 2009, Mr. Singleton was awarded 15.26% of the 25% of the return on investment bonus award percentage for generating a return on investment of 15.63% on the Company’s capital expenditures.  For the fiscal year ended March 31, 2010, there was no award given related to the return on investment for generating a return on investment on the Company’s capital expenditures.

Stock Price Bonus Award Percentage. The Compensation Committee believes that, in addition to production, reserves and ROI, the Chief Executive Officer should focus on the fundamentals of the business, net income and EBITDA.  Furthermore, the Compensation Committee believes that the market will reward solid, consistent growth in these areas.  For this reason, the Compensation Committee has chosen stock price as the metric most suitable for rewarding consistent improvement in the fundamentals of the business.  The Compensation Committee is aware that market and other forces can have a positive or negative influence on stock price and that incentivizing stock price growth could cause management to take unjustified risk or artificially influence stock prices.  The Compensation Committee has determined, however, that by balancing this metric against the other three, by limiting this award component to 25% and by creating the need to follow this year’s performance with a similar performance next year, the incentive to take unnecessary risk and the incentive to use superficial and artificial means to promote stock price will not be justified.

The percentage increase or decrease in Earthstone’s stock price is evaluated relative to Earthstone’s Peers on a quartile basis. The increase or decrease shall be determined for both Earthstone and each Peer by taking the arithmetic average of the closing price per share for the last ten trading days of the fiscal year evaluated and dividing it by the arithmetic average of the closing price per share for the last ten trading days of the preceding fiscal year.  The resulting percentage is adjusted by subtracting one hundred percent (100%) to determine the percentage increase or decrease in Earthstone’s and each Peer’s stock price. Share prices will be adjusted for any stock split or other recapitalization, if any.  Earthstone’s and the Peer’s stock performance shall be rank ordered from highest to lowest.  Given seven Peers, plus Earthstone, the four quartiles will contain two companies each. The share price bonus award percentage is based on which quartile Earthstone occupies.  Each quartile provides a bonus award as follows:

Company Standing	Calculation	Bonus Award

First Quartile	100.0% of 25%	25.000%
Second Average Quartile	62.5% of 25%	15.625%
Third Average Quartile	37.5% of 25%	9.375%
Fourth Quartile	0.0% of 25%	0.000%

For the fiscal year ended March 31, 2010, Earthstone was calculated to fall within the fourth quartile.  The stock price bonus award percentage was therefore 0%.

Performance Bonus Plan Summary.  Adding the annual production bonus award percentage of 24.8%, the reserves bonus award percentage of 25%, the return on investment bonus award percentage of 0% and the stock price award percentage of 0%, results in a total bonus award percentage of 49.8% of Mr. Singleton’s salary as of March 31, 2010 (i.e. $220,000), or an award of $109,560 for fiscal 2010.  The award percentage for the year ended March 31, 2009 was $130,520.

Oil and Gas Incentive Compensation Plan

Earthstone’s Oil and Gas Incentive Compensation Plan (the “O&G Plan”) became effective on April 1, 1980, and was amended in December 1982.  The O&G Plan is a profit sharing plan for key employees of Earthstone.  Historically, newly drilled properties were added to the plan and profits from those wells formed the basis for awards in the form of distributions to participants depending on that participant’s level of vesting and other factors.  No properties have been added to the O&G Plan since 1988, however, the O&G Plan continues to make profit sharing distributions pursuant to awards made prior to that date. Of the five participants receiving distributions, Mr. Singleton is the only current employee receiving distributions from the O&G Plan, and he earned $28,489 and $9,563 for the fiscal years ended March 31, 2010 and 2009, respectively. At this time, the Compensation Committee has no plans to utilize the O&G Plan to make additional awards.

401(k) Plan

In October 1997, we implemented a savings plan that allows participants to make contributions by salary reduction pursuant to Section 401(k) of the Internal Revenue Code.  Employees are required to be employed by Earthstone or any subsidiary of Earthstone for one year before they become eligible to participate in the 401(k) Plan.  Earthstone matches 100% of the employee’s contribution to the 401(k) Plan up to 3% of the employee’s salary.  Contributions are vested when made.  Contributions to the 401(k) Plan on behalf of Mr. Singleton are also included in the All Other Compensation column in the Summary Compensation Table above.

Potential Payments upon Termination or Change in Control

We have no contract with any officer that would give rise to any cash or non-cash compensation resulting from the resignation, retirement or any other termination of such officer’s employment with Earthstone or from a change in control of Earthstone or a change in any officer’s responsibilities following a change in control.  Currently, all of our executive officers serve at the pleasure of the Board.

STOCK OWNERSHIP INFORMATION

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Except as indicated by footnote, and except for community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by them.  The percentage of beneficial ownership for the table below is based on 17,085,071 shares of Common Stock outstanding as of July 28, 2010 (the Record Date).

Based solely upon a review of ownership filings made with the SEC, we are not aware of any beneficial owners of more than 5% of our Common Stock as of July 28, 2010 except for Mr. Ray Singleton, our President and one of our directors.  Mr. Singleton is included in the table below.

Security Ownership of Directors and Management

The following table contains information about the beneficial ownership of the Common Stock as of July 28, 2010 by:

•	each of our directors, including the Board’s nominees for re-election;
•	each executive officer named in the Summary Compensation Table; and
•	all directors and current executive officers as a group.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Class (%)(2)

Ray Singleton	4,505,912		26%
Joseph Young	—		—
Richard Rodgers	147,222	(3)	*
Monroe Robertson	153,122	(3)	*

Total for all officers and directors(four individuals)	4,806,256		28%

*	The percentage of Common Stock beneficially owned is less than 1%.

(1)	The address of each of these persons is c/o Earthstone Energy, Inc., 633 Seventeenth Street, Suite 1645, Denver, Colorado 80202.
(2)	Based on 17,085,071 shares outstanding at July 28, 2010.

(3)
Each director was given a restricted stock grant of 22,713 shares on April 1, 2007, 36,036 shares on April 1, 2008, 44,889 shares on April 1, 2009, and 43,584 shares on April 1, 2010. All of these shares were granted subject to restrictions on the sale of such shares, which lapse in equal annual installments over a three-year period. Each of Messrs. Rodgers and Robertson were issued shares for grants through April 1, 2009 on June 19, 2009 (subject to vesting and forfeiture), and each has the power to vote those shares.

COMPLIANCE WITH SECTION 16(a) OF THE SECUREITIES EXCHANGE ACT

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to Earthstone pursuant to Section 16a-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no person who at any time during the fiscal year ended March 31, 2010, was a director, officer, or beneficial owner of more than ten percent of any class of equity securities of Earthstone failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

There are no related party transactions requiring disclosure in this Proxy Statement.

PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) served as our independent registered public accounting firm for the fiscal year ended March 31, 2010.  The Audit Committee of the Board has appointed EKS&H as Earthstone’s independent registered accounting firm for the year ending March 31, 2011, to audit Earthstone’s financial statements for that year.  Stockholder ratification of the appointment of EKS&H as our independent registered accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the appointment of EKS&H to the stockholders for ratification as a matter of good corporate governance practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain EKS&H. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Earthstone and our stockholders.

We expect that a representative of EKS&H will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.

Auditor Fees

The following presents fees for professional audit services rendered by EKS&H for the fiscal years ended March 31, 2010 and 2009, for the audit or review of Earthstone’s financial statements, and fees billed for other services rendered during those periods.

The following table discloses the fees that Earthstone was billed for professional services rendered by its independent public accounting firm in each of the last two fiscal years.

	Years Ended March 31,
	2010	2009

Audit Fees (1)	$88,000	$92,000
Audit-Related Fees (2)	13,000	4,000
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total	$101,000	$96,000

(1)
Audit fees are for the audit of Earthstone’s annual consolidated financial statements and the review of Earthstone’s quarterly financial statements for the fiscal years ended March 31, 2010 and 2009, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings and engagements for those fiscal years.

(2)
Earthstone incurred approximately $13,000 in audit-related fees primarily related to proxy statement review during the fiscal year ended March 31, 2010.  For the fiscal year ended March 31, 2009, Earthstone paid EKS&H $4,000 for audit-related services, including services related to financial accounting and reporting matters.

(3)	Earthstone did not incur any tax-related fees for the fiscal year ended March 31, 2010 or 2009.
(4)	Earthstone incurred no other fees during the fiscal years ended March 31, 2010, and March 31, 2009, for products and services rendered by Earthstone’s principal accountants.

Pre-Approval Policy and Procedures

The Audit Committee has adopted informal policies and procedures relating to the pre-approval of all engagement letters and audit and non-audit services that are to be performed by Earthstone’s registered public accounting firm.  This policy generally provides that Earthstone will not engage its registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee, subject to any exception under Section 10A of the Exchange Act and any rules promulgated thereunder.  All fees paid to EKS&H in the fiscal year ended March 31, 2010, were pre-approved by the Audit Committee.

Report of the Audit Committee

In the performance of its oversight function, the Audit Committee reviewed and discussed Earthstone’s audited financial statements as of and for the year ended March 31, 2010, with management and its independent public accountants, EKS&H.  Management and EKS&H represented to the Audit Committee that Earthstone’s audited financial statements as of and for the year ended March 31, 2010, were prepared in accordance with the standards of the Public Company Accounting Oversight Board (United States).  The Audit Committee also discussed with EKS&H the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.  SAS No. 61 sets forth requirements pertaining to the independent auditor’s communications with the Audit Committee regarding the conduct of the audit.

The Audit Committee received the written disclosures and the letter from EKS&H required by Independence Standards Board (“ISB”) Standard No. 1, Independence Discussions with Audit Committees, as amended.  ISB Standard No. 1 requires the independent auditor to disclose in writing to the Audit Committee all relationships between the auditor and Earthstone that, in the auditor’s judgment, reasonably may be thought to bear on independence and to discuss the auditor’s independence with the Audit Committee. The Audit Committee discussed with EKS&H its independence and considered in advance whether the provision of any non-audit services by EKS&H is compatible with maintaining its independence.

Based on the reviews and discussions of the Audit Committee described above, and in reliance on the unqualified opinion of EKS&H dated June 18, 2010, regarding Earthstone’s audited financial statements as of and for the years ended March 31, 2010 and 2009, the Audit Committee recommended to the Board, and the Board approved, that such financial statements be included in Earthstone’s Annual Report on Form 10-K for the years ended March 31, 2010 and 2009, to be filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board

Monroe W. Robertson, Chairman

Richard K. Rodgers

Required Vote; Recommendation of the Board

Approval of the ratification of the appointment of EKS&H as Earthstone’s independent registered public accounting firm requires the affirmative vote of a majority of shares of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote.  Abstentions will have the effect of a vote against the proposal.

Our Board recommends that you vote FOR Proposal No. 2 to ratify the appointment of EKS&H as Earthstone’s independent registered public accounting firm.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

Earthstone will review stockholder proposals intended to be included in Earthstone’s proxy materials for the 2011 Annual Meeting of Stockholders that are received by Earthstone at its principal executive offices no later than April 13, 2011.  Such proposals must be submitted in writing and should be sent to the attention of the Secretary of Earthstone.  Earthstone will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

In addition, under the terms of Earthstone’s Bylaws, a stockholder who intends to present an item of business at the 2011 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in Earthstone’s proxy materials) must provide notice of such business to Earthstone not less than 90 nor more than 120 days prior to the date of the 2011 Annual Meeting (assuming that the 2011 Annual Meeting is within 30 days of the anniversary date of the 2010 Annual Meeting).  Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 of the Exchange Act) must be received no earlier than May 17, 2011, and no later than June 16, 2011.  Such notice shall be sent to Secretary, Earthstone Energy, Inc., 633 Seventeenth Street, Suite 1645, Denver, Colorado 80202.

ADDITIONAL STOCKHOLDER INFORMATION

Annual Report

Earthstone’s Annual Report is provided to all stockholders, together with this Proxy Statement and related materials via internet availability and can be found on the website; https://materials.proxyvote.com/27032D.  The Annual Report is not part of the proxy solicitation materials for the Annual Meeting.  In addition, a stockholder of record may obtain a copy of Earthstone’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010, without cost.  To do so, please visit our website at www.EarthstoneEnergy.com/Investor_Relations, to submit your request.  You may also call 1-800-798-6112 extension 112, or write us at info@EarthstoneEnergy.com or Investor Relations, Earthstone Energy, Inc., 633 Seventeenth Street, Suite 1645, Denver, Colorado 80202.  Earthstone’s 2010 Annual Report on Form 10-K may also be accessed at SEC’s website at www.sec.gov.

Other Business

As of the date of this Proxy Statement, the Board is not aware of any matters that will be presented for action at the Annual Meeting other than those described above.  However, should other business properly be brought before the Annual Meeting or any adjournments or postponements thereof, the proxies will be voted thereon at the discretion of the persons acting thereunder.

PROXY
EARTHSTONE ENERGY, INC.
ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby appoints Ray Singleton, Richard K. Rodgers and Monroe W. Robertson as proxies with full power of substitution to vote as designated below all of the shares of Common Stock of Earthstone Energy, Inc. that the undersigned has the power to vote at the Annual Meeting of Stockholders to be held at the Denver Marriott City Center, Nat Hill Meeting Room, 1701 California Street, , Denver, Colorado, 80202, on Thursday, September 23, 2010, at 2:00 p.m. MST, and any adjournment thereof. This Proxy is solicited on behalf of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.
__________________________________________________________________________________

     TO VOTE FOR ALL PROPOSALS - To vote for ALL Proposals as recommended by the Board of Directors, please mark this box, sign and date this proxy on the reverse side and return this proxy in the accompanying addressed envelope.

PROPOSAL NO. 1 - Election of one director named in the proxy statement* (01) Ray Singleton	FOR WITHHOLD  

PROPOSAL NO. 2 - Ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm	FOR AGAINST ABSTAIN   

* NOTE:  Ray Singleton stands for election as a Class I Director for a term of three years which expires at the Annual Meetings of Stockholders in 2013.

During the Annual Meeting of the stockholders in 2009, Richard K. Rodgers was elected as a Class II director and Monroe W. Robertson was elected as a Class III director. Both directors remain within their initial terms which expire at the Annual Meetings of Stockholders in 2011 and 2012, respectively.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).  If this proxy card contains no specific voting instructions, the shares will be voted FOR each proposal.

Please sign exactly as your name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.  Please note any changes in your address in the space provided below.

TO VOTE ONLINE:  https://secure.corporatestock.com/vote.php                                                                                             CONTROL # _______________

Dated: _____________________

___________________________
SIGNATURE

___________________________
PRINT  NAME

Change of Address (if applicable)                     _________________________
_________________________
_________________________

PLEASE SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ADDRESSED ENVELOPE AS SOON AS POSSIBLE.

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF STOCKHOLDERS.  